UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

NUCOR CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4119	13-1860817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, NC	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 366-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.40 per share	NUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting was held on May 13, 2021

(b)    At the Annual Meeting, the stockholders elected all seven of the directors nominated by the Board to serve for a term of one year or until their successors are duly elected and qualified. Each director received a greater number of votes cast “for” his or her election than votes “withheld” from his or her election as reflected below. The stockholders also ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021. Additionally, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement dated March 26, 2021 (“2021 Proxy Statement”). For more information on the proposals, see the 2021 Proxy Statement. The final voting results for each of the proposals presented at the Annual Meeting are set forth below.

1.	Election of directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Patrick J. Dempsey	299,918,429	6,465,210	27,404,763
Christopher J. Kearney	219,801,254	16,582,385	27,404,763
Laurette T. Koellner	212,555,027	23,828,612	27,404,763
Joseph D. Rupp	215,171,204	21,212,435	27,404,763
Leon J. Topalian	234,768,318	1,615,321	27,404,763
John H. Walker	206,289,084	30,094,555	27,404,763
Nadja Y. West	231,206,678	5,176,961	27,404,763

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

Votes For	Votes Against	Abstentions
255,598,852	7,780,009	409,541

3.	Advisory vote on named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
175,120,892	59,815,374	1,447,373	27,404,763

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL (included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: May 17, 2021	By:	/s/ James D. Frias
James D. Frias
Chief Financial Officer, Treasurer and Executive Vice President

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